Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Merrill Lynch Preferred Capital Trust III for the quarterly period ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Angela C. Jones, Regular Trustee of the registrant, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Angela C. Jones
Name:	Angela C. Jones*
Title:	Regular Trustee
Dated: November 8, 2013

*	Angela C. Jones functions as the equivalent of the principal executive officer and principal financial officer of the registrant for purposes of Section 906 of the Sarbanes-Oxley Act of 2002.